EXHIBIT 99.1

Premier Exhibitions Announces Shareholder Call to Discuss Engagement of Financial Advisor

Board Authorizes Review of Strategic Alternatives

ATLANTA, March 10, 2014 (GLOBE NEWSWIRE) -- Premier Exhibitions, Inc. (Nasdaq:PRXI), a leading presenter of museum-quality touring exhibitions around the world, today announced that its Board of Directors has authorized a review of strategic alternatives. The Company has scheduled a conference call for March 11, 2014 at 9:00 a.m. EDT to discuss the retention of an advisor to assist the Board in a review of strategic alternatives. Investors in the U.S. can access the call by dialing 1-888-430-8694 and international callers may dial 1-719-457-2645. Callers should reference Conference ID number 7025866.

Mark A. Sellers, Chairman of the Board of Premier Exhibitions, said "The Board of Directors is working to pursue all appropriate actions to enhance the value of the Company for its shareholders. To that end, we have determined that a broad evaluation of strategic alternatives led by a top tier investment bank should be the next step in that process and we are very excited to have engaged a prominent, New York based investment bank as our advisor."

There can be no assurance that the exploration process of strategic alternatives will result in a transaction. There is no timetable for the review and the Company does not intend to disclose developments regarding the process unless a specific transaction is recommended by the Board of Directors or the process is concluded.

About Premier Exhibitions

Premier Exhibitions, Inc. (Nasdaq:PRXI), located in Atlanta, GA, is a major provider of museum quality exhibitions throughout the world and a recognized leader in developing and displaying unique exhibitions for education and entertainment. The Company's exhibitions present unique opportunities to experience compelling stories using authentic objects and artifacts in diverse environments. Exhibitions are presented in museums, exhibition centers and other entertainment venues.

Additional information about Premier Exhibitions is available at www.prxi.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve certain risks and uncertainties. The actual results or outcomes of Premier Exhibitions, Inc. may differ materially from those anticipated. Although Premier Exhibitions believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any such assumptions could prove to be inaccurate. Therefore, Premier Exhibitions can provide no assurance that any of the forward-looking statements contained in this press release will prove to be accurate.

In light of the significant uncertainties and risks inherent in the forward-looking statements included in this press release, such information should not be regarded as a representation by Premier Exhibitions that its objectives or plans will be achieved. Included in these uncertainties and risks are, among other things, fluctuations in operating results, general economic conditions, uncertainty regarding the results of certain legal proceedings and competition. Forward-looking statements consist of statements other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "intend," "expect," "will," "anticipate," "estimate" or "continue" or the negatives thereof or other variations thereon or comparable terminology. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Premier Exhibitions' most recent Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Premier Exhibitions does not undertake an obligation to update publicly any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT: Investor Contact:
         Michael J. Little
         Chief Financial Officer and
         Chief Operating Officer
         (404) 842-2600
         michael.little@prxi.com